Exhibit 99.2

Fiscal Q1 2020 Results November 7, 2019 NASDAQ: RGLD

Cautionary Statement Cautionary “Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995: This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties, and other factors that could cause actual results to differ materially from the projections and estimates contained herein and include, but are not limited to statements with regard to: disciplined strategy and successful results; strengthening balance sheet, well-positioned for new investment opportunities, and changes in senior leadership; continuing to pay down debt; expectations for stream segment inventory and sales in future periods; progress of construction, capital committed, forecasted budget and estimated timeframe for first shipment of concentrate at Khoemacau, and size of and conditions to the Company’s remaining commitment under the Khoemacau stream agreement; available water sources, success in groundwater exploration, expectations for production during the first calendar quarter of 2020, and progress of work on life-of-mine water sources, decreasing long-term recoveries and increasing short to medium-term costs, expected results of updated 43-101 technical report and impact of updated 43-101 technical report on the Company’s interests at Mount Milligan; strike, suspension of operations and ongoing negotiations at Andacollo, and anticipated impact of suspension to the Company; mill availability and throughput, ore production, declining grade, recoveries, circuit optimization, commissioning of gravity circuit and mine optimization at Rainy River; decrease in production, lower grades and recoveries, increased mining rate, 2019 drilling program and geological interpretations and updated mineral resource estimations at Wassa; expected transition from pre-stripping to production phase stripping at Cortez; dispute, blockade, suspension and resumption of operations and concentrate shipments at, impact to full-year results for, and higher grades expected at Peñasquito; expected completion of plant expansion prefeasibility study and feasibility study, and expected increase in throughput and production, at Pueblo Viejo; possible tax benefits from relocation of the RGLD Gold AG office; solid operating and financial performance, strengthening balance sheet, access to liquidity, and Board and management positioned for success. Factors that could cause actual results to differ materially from these forward-looking statements include, among others: timing of future debt repayment under credit facility; the inability of operators to bring projects into production as expected, including development stage mining properties, mine and mill expansion projects and other development and construction projects; revisions or inaccuracies in technical reports, reserve, resources costs, mine life and mine life parameters and economic and production estimates; changes in project parameters as plans of the operators are refined; the results of current or planned exploration activities; risks inherent in the construction and operation of mining properties; fluctuations in the price environment for gold and other metals on which our stream and royalty interests are determined; performance of and production at properties, and variation of actual production from the production estimates and forecasts made by the operators of those stream and royalty properties; decisions and activities of the Company’s management affecting margins, use of capital and changes in strategy; unexpected operating costs, decisions and activities of the operators of the Company’s stream and royalty properties; changes in operators’ mining and processing techniques or stream or royalty calculation methodologies; resolution of regulatory and legal proceedings; unanticipated grade, geological, metallurgical, environmental, processing or other problems at the properties; operators’ inability to access sufficient raw materials, water or power; opposition from indigenous populations, local communities and non-governmental organizations; errors or disputes in calculating stream deliveries and royalty payments, or deliveries or payments under stream or royalty agreements; the liquidity and future financial needs of the Company; economic and market conditions; the impact of future acquisitions and stream and royalty financing transactions; the impact of issuances of additional common stock; and risks associated with conducting business in foreign countries, including application of foreign laws to contract and other disputes, environmental laws, enforcement and uncertain political and economic environments. These risks and other factors are discussed in more detail in the Company’s public filings with the Securities and Exchange Commission. Statements made herein are as of the date hereof or as of the date indicated and should not be relied upon as of any subsequent date. The Company’s past performance is not necessarily indicative of its future performance. The Company disclaims any obligation to update any forward-looking statements. Third-party information: Certain information in slides 5 through 7 of this presentation was provided to the Company by Cupric Canyon Capital LP, the majority owner and developer of the Khoemacau Project. The production, design, engineering, construction and equipment information, and other technical and economic information provided to the Company and presented here, or forming the basis of information presented here, is not publicly available. Such information may not have been prepared in accordance with applicable laws, stock exchange rules or international standards governing preparation and public disclosure of technical data and information relating to mineral properties. The Company has not verified, and is not in a position to verify, and expressly disclaims any responsibility for the accuracy, completeness, or fairness of this third-party information, and investors are cautioned not to rely upon this information. Certain information in slides 8 and 9 of this presentation has been provided to the Company by the operators of properties subject to our stream and royalty interests, or is publicly available information filed by these operators with applicable securities regulatory bodies, including the Securities and Exchange Commission. The Company has not verified, and is not in a position to verify, and expressly disclaims any responsibility for the accuracy, completeness or fairness of such third-party information and refers readers to the public reports filed by the operators for information regarding those properties. 2

Today’s Speakers Tony Jensen President and CEO Mark Isto VP Operations, Royal Gold Corporation Bill Heissenbuttel CFO and VP Strategy 3

Q1 2020 Overview Highlights Volume of 80,700 GEOs1 Revenue of $118.8M $70.5M net income ($1.07/share) $71.2M cash flow from operations $17.4M in dividends Balance sheet continues to strengthen Revolver balance reduced by $50M $1B of liquidity at September 30, 2019 Well positioned for new investment opportunities New senior leadership appointed Bill Heissenbuttel – President & CEO, member of Board of Directors Mark Isto – Executive Vice President and COO Paul Libner – CFO and Treasurer Randy Shefman – Vice President and General Counsel 4

Recent Developments Khoemacau progress2 Strong emphasis on safety Construction activities advancing well • • • >800 workers on site Engineering ~85% Overall progress ~11% Royal Gold first contribution of $65.8M made Nov. 5 5

Recent Developments Khoemacau progress2 Zone 5 boxcuts North Boxcut Central Boxcut South Boxcut 6

Recent Developments progress2 Khoemacau Existing Boseto infrastructure Boxcut geocell installation Zone 5 – Boseto access corridor 7

Recent Developments as reported by the operators3 Strong quarterly performance Mount Milligan, Andacollo • • Average throughput of 55.7k tpd 55k oz gold, 21.2M lb copper; $557/oz by-product AISC Updated 43-101 report underway 2019 guidance confirmed: 155-175k oz gold, 65-75M lb copper Mount Milligan Strike commenced October 14 • Non-essential activities suspended Deliveries typically received ~6 months after shipment Andacollo 8

Recent Developments reported by the operators3 Average throughput 24.5k tpd Transitioning to lower-grade ore in Phase 2 Optimization study continuing Rainy River, Peñasquito as • Completion now targeted for February 2020 2019 guidance confirmed: 245-270k oz gold Rainy River Blockade lifted on October 8 • • • Concentrate shipped immediately 10-day restart commenced October 22 Operations now at full capacity Peñasco stripping nearing completion • Higher grades expected in December quarter and into 2020 Peñasquito 9

Fiscal Q1 Financial Results $118.8M revenue Compared to fiscal Q1 2019: • • GEO volume of 80,700 vs 82,400 Prices: Au ↑21%, Ag ↑13%, Cu ↓5% $70.5M earnings $32.3M tax benefit $1.4M equity mark-to-market loss G&A of $7.4M DD&A of $38.7M, or $480/GEO $71.2M operating cash flow 25,000 GEO inventory at September 30, 2019 10

Fiscal Q1 Liquidity Repaid $50M on Revolving Credit Facility ~$1B of liquidity available at September 30, 2019 Cash of $122M, working capital of $132M $170M drawn on Revolving Credit Facility 11 September 30, 2019 Amount (US$ M) Undrawn Revolving Credit Facility 830 Working capital 132 Total available liquidity $962 Khoemacau stream commitments: CY 2019 (completed Nov. 5, 2019) 66 CY 2020 125 CY 2021 21 – 74 Total commitments $212 – 265

Disciplined Strategy, Successful Results

- Solid operating and financial performance
- Balance sheet continues to strengthen
- Excellent access to liquidity
- Board and management team positioned for success



William Hayes
Independent Director and Chairman of the Board; Former EVP, Placer Dome Inc.

Tony Jensen
Director; President and CEO; Royal Gold, Inc.

Sybil Veenman
Independent Director; Former Sr. Vice President and General Counsel, Barrick Gold Corporation

Jamie Sokalsky
Independent Director; Former President and CEO, Barrick Gold Corporation

Christopher M.T. Thompson
Independent Director; Former Chairman and CEO, Gold Fields Limited

Ronald J. Vance
Independent Director; Former SVP Corporate Development, Teck Resources

Kevin McArthur
Independent Director; Former Executive Chair, Tahoe Resources and Former CEO and Director, Goldcorp, Inc.



Bill Heissenbuttel
CFO and VP Strategy

Mark Isto
VP Operations, Royal Gold Corporation

Daniel Breeze
VP Corporate Development

Bruce Kirchhoff
VP General Counsel and Secretary

Jason Hynes
Director, Business Development

Alistair Baker
Director, Business Development

Randy Shefman
Associate General Counsel

Paul Libner
Corporate Controller and Treasurer

Robert Cambruzzi
Tax Director

Matthew Bidwell
Principal Geologist

ROYAL GOLD, INC

12

Endnotes

Endnotes 1. Gold Equivalent Ounces (“GEOs”) are calculated as revenue divided by the average gold price for the corresponding period. 2. Certain information on this slide was provided to the Company by Cupric Canyon Capital LP, the majority owner and developer of the Khoemacau Project and a privately-owned company. The production, design, engineering, construction and equipment information, and other technical and economic information provided to the Company and presented here, or forming the basis of information presented here, is not publicly available. Such information may not have been prepared in accordance with applicable laws, stock exchange rules or international standards governing preparation and public disclosure of technical data and information relating to mineral properties. The Company has not verified, and is not in a position to verify, and expressly disclaims any responsibility for the accuracy, completeness or fairness of this third-party information, and investors are cautioned not to rely upon this information. 3. All information on this slide has been provided by the operators of these properties or is publicly available information disclosed by the operators. 14

1660 Wynkoop Street, #1000 Denver, Colorado 80202 303.573.1660 info@royalgold.com www.royalgold.com NASDAQ: RGLD